Select S&P Industrial Portfolio	Series 00E [8/7/00 - Current Offering] | cusip: 29471Q861
Fund Overview

As of August 23, 2000
Closing NAV: 0.97376	Previous Close: 0.99534	Change: -0.02158	% Change: -2.17000%
The Objective:
The Portfolio seeks total return through a combination of current dividend income and capital appreciation.

The Strategy:
The Select S&P Industrial Portfolio selects the 15 highest dividend-yielding stocks in a pre-screened subgroup of the S&P Industrial Index.

The Select S&P Industrial Portfolio follows a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.
Offered By: This portfolio is offered by Merrill Lynch (IND00E), PaineWebber (IND00E), Morgan Stanley Dean Witter (SPIN00E), Salomon Smith Barney (SPI00E).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of August 23, 2000
Security	Symbol	Price	% of Portfolio
Rohm & Haas Company	ROH	30.31	7.72
Carnival Corporation	CCL	22.13	7.59
Emerson Electric Company	EMR	67.81	7.37
Air Products & Chemicals, Inc.	APD	36.81	7.26
Johnson Controls, Inc.	JCI	54.56	7.02
May Department Stores Company	MAY	24.75	7.01
Avery Dennison Corporation	AVY	55.06	6.77
Newell Rubbermaid, Inc.	NWL	25.81	6.64
The Gillette Company	G	30.06	6.62
Textron, Inc.	TXT	57.50	6.58
Hershey Foods Corporation	HSY	44.88	6.42
Pitney Bowes, Inc.	PBI	34.94	6.40
Conagra, Inc.	CAG	19.69	6.19
ALLTEL Corporation	AT	54.44	5.76
Albertson s, Inc.	ABS	22.69	4.87

Selection Methodology
Through a disciplined four-part screening process, the Select S&P Industrial Portfolio looks for potential values in the equity market.

  Defining Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index, which includes only industrial stocks. Defined Asset Funds then removes any stocks that are also in the Dow Jones Industrial Average (DJIA).
  Quality Screen: We only consider stocks that are ranked ""A+"" or ""A"" by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from ""A+"" for the highest ranked stocks to ""D"" for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended to predict stock price movements.
  Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less-liquid issues.
  Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group, we select the 15 highest dividend-yielding stocks for the Portfolio, whose prices may be undervalued.

Performance
Performance From Inception Through June 30, 2000
Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Average Annual Total Return	Offer to End Date	Return
Series A	1/22/97	15.42%	4.26%	2/17/99 - 3/24/00	-19.41%
Series B	2/24/97	13.86%	3.95%	3/29/99 - 4/28/00	-19.95%
Series C	4/21/97	17.52%	5.18%	5/3/99 - 6/2/00	-19.06%
Series D	6/9/97	-1.76%	-0.58%	6/15/98 - 7/23/99	7.93%
Series E	7/21/97	-2.56%	-0.88%	7/27/98 - 8/27/99	1.39%
Series F	9/8/97	13.21%	4.51%	9/14/98 - 10/15/99	-1.91%
Series G	10/20/97	-0.83%	-0.31%	10/26/98 - 12/3/99	5.03%
Series H	12/2/97	-4.60%	-1.81%	12/14/98 - 1/14/00	-10.68%
Series J	1/8/98	-6.66%	-2.75%	1/11/99 - 2/11/00	-25.77%

Past performance is no indication of future results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions and reflect deduction of maximum applicable sales charges and expenses. Average Annualized Return differs from Most Recently Completed Portfolio because the figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses
Defining Your Costs First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 8/7/00)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.224%	$2.21

Estimated Organization Costs		$1.48

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Is this Fund appropriate for you?
If you seek a combination of current dividend income and capital appreciation, you may benefit from a screened portfolio of 15 different equities.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

Portfolio results of this value-oriented Strategy may vary from the S&P Industrial Index for various reasons. For example, the S&P Industrial Index performance may be driven by stocks not held in the Portfolio, such as growth stocks.

The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease over the life of the Portfolio or that the Portfolio will outperform the indices.

These stocks may have higher yields because they or their industries may be experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which cause these relatively low prices will change.

Stocks are chosen during the screening process for characteristics such as quality and value, which may be at odds with those of the stocks driving the market at any given time.

Distributions and Taxes
Distribution Frequency (if any)
Four (4) per year
Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distribution payments are based in part on the size of your investment, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.
Tax Reporting
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on any net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors can defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Trustee

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.

"Standard & Poor's®", "S&P® " and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Fund is not sponsored, managed, sold or promoted by Standard & Poor's.

 Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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